NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET
(UNAUDITED)

The following unaudited pro forma consolidated balance sheet has been derived from the balance sheets of the combining entities at March 31, 2000 and adjusts such information to give effect to the business combination as had it occurred at March 31, 2000. The pro forma balance sheet is presented for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the business combination had been consummated at March 31, 2000. The pro forma balance sheet should be read in conjunction with the notes thereto and the entities financial statements and related notes thereto contained elsewhere in this form 8-K.



                                                               March 31, 2000
                                      --------------------------------------------------------------
                                                        Actual
                                       Actual         Universal       Pro Forma
                                      Net-Tronics       Media        Adjustments        Pro Forma
                                      -----------    -----------    -----------         -----------

ASSETS

CURRENT ASSETS
    Cash and cash equivalents         $      --      $     3,346    $   100,000 (a)     $     3,346
                                                                       (100,000)(b)
    Investment in subsidiary                                            100,000 (b)
                                                                             25 (b)
                                                                       (100,025)(c)
    Other current assets                     --          492,367           --               492,367
                                      -----------    -----------    -----------         -----------

          Total current assets               --          495,713           --               495,713

PROPERTY AND

    EQUIPMENT, net                           --            3,200           --                 3,200

GOODWILL                                     --             --          100,000 (c)         100,000
                                      -----------    -----------    -----------         -----------

                                      $      --      $   498,913    $   100,000         $   598,913
                                      ===========    ===========    ===========         ===========


LIABILITIES AND
    STOCKHOLDERS'
    EQUITY

CURRENT LIABILITIES
    Notes payable - stockholders      $      --      $      --      $   100,000         $   100,000
    Accounts payable and
       accrued expenses                      --          866,011           --               866,011
                                      -----------    -----------    -----------         -----------

          Total current liabilities          --          866,011        100,000             966,011
                                      -----------    -----------    -----------         -----------

STOCKHOLDERS' EQUITY
    Preferred stock                          --             --             --                  --
    Common stock                               10         12,059            (10)(b)          12,059
    Additional paid-in capital              1,589      2,097,679         (1,589)(c)       2,097,679
    Retained earnings                      (1,599)    (2,476,836)         1,599 (c)      (2,476,836)
                                      -----------    -----------    -----------         -----------

          Total stockholders'
             equity                          --         (367,098)          --              (367,098)
                                      -----------    -----------    -----------         -----------

                                      $      --      $   498,913    $   100,000         $   598,913
                                      ===========    ===========    ===========         ===========


NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET
(UNAUDITED)



(a)      Advance by stockholders to Universal Media Holdings, Inc.

(b) Purchase of 100 percent of the outstanding stock of Net-Tronics by Universal Media Holdings, Inc. for following consideration:

         Cash                                                      $  100,000
          250,000 shares of stock of
             Universal Media Holdings, Inc.                                25
                                                                    ---------
                                                                    $ 100,025
                                                                    =========


(c) To eliminate investment of Universal Media Holdings, Inc., its wholly owned subsidiary, stockholders' equity of Net-Tronics Communication Corporation and recognize goodwill of $99,802.

PRO FORMA STATEMENT OF OPERATIONS

(UNAUDITED)

The following unaudited pro forma statement of operations have been derived from the statement of operations of the combining entities for the year ended September 31, 1999 and adjusts such information to give effect to the business combination as had it occurred at October 1, 1998. The financial information for Net-Tronics and E-Trans Logistics, Inc. were derived from their years ended December 31, 1999 which management believes is representation of its operations for the year ended September 31, 1999. The pro forma statement of operation is presented for informational purposes only and does not purport to be indicative of the results of operation that actually would have resulted if the business combination had been consummated at October 1, 1998. The pro forma statement of operations should be read in conjunction with the entities financial statements and related notes thereto contained elsewhere in the Form 8-K.


                                                      Year ended September 30, 1999
                                 -------------------------------------------------------------------------
                                                Actual          Actual
                                 Actual       Universal         E-Trans       Pro Forma
                               Net-Tronics      Media        Logistics, Inc.  Adjustments      Pro Forma
                              ------------    ------------    ------------    ------------    ------------


REVENUES EARNED               $       --      $    241,207    $  1,449,623    $       --      $    241,207

COST OF REVENUES EARNED               --           337,680            --              --           337,680
                              ------------    ------------    ------------    ------------    ------------

    GROSS PROFIT (LOSS)               --           (96,473)      1,449,623            --           (96,473)

SELLING, GENERAL AND
    ADMINISTRATIVE EXPENSES            245         211,103       1,788,068          (6,667)(a)     217,806
                              ------------    ------------    ------------    ------------    ------------

    OPERATING LOSS                    (245)       (307,576)       (338,445)          6,667        (314,279)

OTHER EXPENSES                        --           (16,398)            201            --            16,398
                              ------------    ------------    ------------    ------------    ------------

    LOSS BEFORE PROVISION
       FOR INCOME TAXES               (245)       (323,974)       (338,244)          6,667        (297,881)

INCOME TAX EXPENSE                    --              --              --              --              --
                              ------------    ------------    ------------    ------------    ------------

    NET LOSS                  $       (245)   $   (323,974)   $   (338,244)   $      6,667    $   (297,881)
                              ============    ============    ============    ============    ============


EARNINGS PER SHARE
    Basic and fully diluted            nil             nil             nil             nil             nil
                              ============    ============    ============    ============    ============

WEIGHTED AVERAGE NUMBER
    OF COMMON SHARES
    OUTSTANDING

    Basic and fully diluted      1,000,000      11,159,356           1,500         250,000      12,410,856
                              ============    ============    ============    ============    ============




NOTES TO PRO FORMA STATEMENT OF OPERATIONS

(a) To record amortization of goodwill on the straight-line method over its estimated useful life of 15 years.

PRO FORMA STATEMENT OF OPERATIONS
(UNAUDITED)

The following unaudited pro forma statement of operations have been derived from the statement of operations of the combining entities for the six months ended March 31, 2000 and adjusts such information to give effect to the business combination as had it occurred at October 1, 1999. The financial information for Net-Tronics was derived from its six months ended March 31, 2000 which management believes is representation of its operations for the six months ended March 31, 2000. The pro forma statement of operation is presented for informational purposes only and does not purport to be indicative of the results of operation that actually would have resulted if the business combination had been consummated at October 1, 1999. The pro forma statement of operations should be read in conjunction with the entities financial statements and related notes thereto contained elsewhere in the Form 8-K.



                                                Six months ended March 31, 2000
                               ------------------------------------------------------------
                                                  Actual
                                  Actual        Universal       Pro Forma
                                Net-Tronics       Media        Adjustments      Pro Forma

                               ------------    ------------    ------------    ------------

REVENUES EARNED                $       --      $    145,512    $       --      $    145,512

COST OF REVENUES EARNED                --              --              --              --
                               ------------    ------------    ------------    ------------

       GROSS PROFIT (LOSS)             --           145,512            --           145,512

GENERAL AND

    ADMINISTRATIVE EXPENSES             245         235,597          (3,334)(a)     232,508
                               ------------    ------------    ------------    ------------

       OPERATING LOSS                  (245)        (90,085)          3,334         (86,996)

OTHER INCOME                           --                85            --                85
                               ------------    ------------    ------------    ------------

       LOSS BEFORE PROVISION
          FOR INCOME TAXES             (245)        (90,000)          3,334         (86,911)

INCOME TAX EXPENSE                     --              --              --              --
                               ------------    ------------    ------------    ------------

       NET LOSS                $       (245)   $    (90,000)   $      3,334    $    (86,911)
                               ============    ============    ============    ============


EARNINGS PER SHARE
    Basic and fully diluted             nil             nil             nil             nil
                               ============    ============    ============    ============

WEIGHTED AVERAGE NUMBER
    OF COMMON SHARES
    OUTSTANDING

    Basic and fully diluted       1,000,000      12,059,356         250,000      13,309,356
                               ============    ============    ============    ============


NOTES TO PRO FORMA STATEMENT OF OPERATIONS

(a) To record amortization of goodwill on the straight-line method over its estimated useful life of 15 years.